     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2000.
                                              REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                         VLASIC FOODS INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


                                                            VLASIC PLAZA
              NEW JERSEY                                SIX EXECUTIVE CAMPUS                          52-2067518
                                                     CHERRY HILL, NJ 08002-4112
       (State of Incorporation)         (Address of principal executive offices) (Zip Code)        (I.R.S. Employer
                                                                                                  Identification No.)

                         VLASIC FOODS INTERNATIONAL INC.
                 SAVINGS AND 401(k) PLAN FOR SALARIED EMPLOYEES
                            (Full Title of the Plan)


                                 NORMA B. CARTER
             Vice President, General Counsel and Corporate Secretary
                                  Vlasic Plaza
                              Six Executive Campus
                           Cherry Hill, NJ 08002-4112
                     (name and address of agent for service)
                                 (856) 969-7100
          (Telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE

                                                        Proposed                 Proposed
     Title of Securities            Amount              maximum                   maximum                 Amount of
      to be registered              to be               offering                 aggregate              registration
                                  registered        price per share*         offering price *                fee
     -------------------          ----------        ----------------         ----------------                ---
        Common Stock           1,500,000 Shares         $1.65625                $2,484,375                  $ 656
        no par value

================================================================================

* Calculated solely for the purpose of computing the registration fee pursuant to Rule 457(c) and (h) of the Securities Act of 1933, based upon the high and low sales prices for the Common Stock of Vlasic Foods International Inc. as reported on the New York Stock Exchange, Inc. on April 27, 2000.

================================================================================

                                     PART II

                          PRIOR REGISTRATION STATEMENT

         This registration statement is filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering additional shares of Common Stock of the registrant in connection with the Vlasic Foods International Inc. Savings and 401(k) Plan for Salaried Employees (the "Plan"). A registration statement on Form S-8, File No. 333-48353 (the "Prior Registration Statement") was filed on March 20, 1998 in respect of shares of Common Stock to be offered pursuant to the Plan and is currently effective. The contents of the Prior Registration Statement, to the extent not otherwise amended or superseded by the contents hereof, are incorporated herein by reference.



               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

                  The following exhibits are filed herewith as part of this Registration Statement:

                  5.1 Opinion of Norma B. Carter - Vice President, General Counsel and Corporate Secretary - as to the legality of the securities offered.

                  23.1     Consent of PricewaterhouseCoopers LLP

                  23.2     Consent of Norma B. Carter (included in Exhibit 5.1)

                  24.1 Power of Attorney (set forth on signature page of this Registration Statement).

                                   SIGNATURES

                  The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing a Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cherry Hill, New Jersey, on April 28, 2000.

                                       VLASIC FOODS INTERNATIONAL INC.



                                       By: /s/  Norma B. Carter
                                           Norma B. Carter
                                           Vice President, General Counsel and
                                           Corporate Secretary

                                       By: /s/  Joseph Adler
                                           Joseph Adler
                                           Vice President and Controller


                  The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cherry Hill, New Jersey, on April 28, 2000.





                                       VLASIC FOODS INTERNATIONAL INC.
                                       SAVINGS AND 401(K) PLAN FOR
                                       SALARIED EMPLOYEES



                                       By: /s/ Joseph Adler
                                           Joseph Adler
                                           Vice President and Controller

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Vlasic Foods International Inc. a New Jersey corporation (the "Company"), hereby constitute and appoint Norma B. Carter and Joseph Adler, acting singly or jointly, the true and lawful agents and attorneys-in-fact of the undersigned with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including pre-effective or post-effective amendments) or supplements to this Registration Statement on Form S-8 under the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully as to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or substitute or substitutes, may lawfully do or cause to be done by virtue thereof relating to the Common Stock to be issued by the Company in connection with the Vlasic Foods International Inc. Savings and 401(k) Plan for Salaried Employees. Pursuant to the requirements of the Securities Act, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date indicated.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                                                                   Date

   /s/  Robert F. Bernstock
------------------------------------------
Robert F. Bernstock, President and                               April 2000
Chief Executive Officer


   /s/  Donald J. Keller
------------------------------------------
Donald J. Keller, Chairman of the Board                          April 2000
of Directors


   /s/ Robert T. Blakely
------------------------------------------
Robert T. Blakely, Director                                      April 2000
(Principal Financial and Accounting Officer)

   /s/ Morris A. Cohen
------------------------------------------
Morris A. Cohen, Director                                        April 2000

   /s/ Tristam C. Colket
------------------------------------------
Tristram C. Colket, Jr., Director                                April 2000

   /s/ Lawrence C. Karlson
------------------------------------------
Lawrence C. Karlson, Director                                    April 2000


   /s/ Shaun F. O'Malley
------------------------------------------
Shaun F. O'Malley, Director                                      April 2000

                                  EXHIBIT INDEX


     EXHIBIT NO.            DOCUMENT

         5.1 Opinion of Norma B. Carter - Vice President, General Counsel and Corporate Secretary

         23.1     Consent of PricewaterhouseCoopers LLP

         23.2     Consent of Norma B. Carter (included in Exhibit 5.1)

         24.1 Power of Attorney (set forth on signature page of this Registration Statement)